EXHIBIT 4.14

               Sponsorship Agreement, dated July 20, 2005, between

          Canaccord Capital Corporation and Baradero Resources Limited,



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                              SPONSORSHIP AGREEMENT
                                REVERSE TAKEOVER


THIS AGREEMENT dated for reference July 20, 2005, is made:

AMONG:

                  CANACCORD CAPITAL CORPORATION, a member of the TSX Venture Exchange Inc. (the "Exchange"), of 2200-609 Granville Street, Vancouver, British Columbia, V7Y 1H2

                                                                  (the "Member")

AND

                  BARADERO RESOURCES LIMITED, a company continued under the laws of British Columbia, of 1305 - 1090 West Georgia Street Vancouver, British Columbia, V6E 3V7

                                                                  (the "Issuer")

AND

                  CENTRASIA MINING CORP., a company continued under the laws of British Columbia, of 300-1055 West Hastings Street, Vancouver, British Columbia, V6E 2E9

                                                                  (the "Target")

WHEREAS:

A.       The Issuer's common shares are listed on the Exchange;

B. The Issuer and certain shareholders of the Target have agreed that the Issuer will acquire all or substantially all of the issued and outstanding shares of the Target (the "Transaction");

C. The Transaction will constitute a reverse take-over of the Issuer within the meaning of the Exchange Reverse Take-Over Policies (as defined herein);

D. Pursuant to the Exchange Sponsorship Policies (as defined herein) the Exchange requires that the Issuer obtain a member to act as its sponsor within the meaning of the Exchange Sponsorship Policies as a condition of approval of the Transaction;



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THE PARTIES to this Agreement therefore agree:

1.       DEFINITIONS AND INTERPRETATION

1.1      Definitions

In this Agreement:

         (a) "Applicable Legislation" means the SECURITIES ACT or comparable legislation in each of the Reporting Provinces, the regulations and rules made under that legislation and all administrative policy statements, blanket orders, notices, directions and rulings issued by the Commissions;

         (b) "Approval Date" means the date the Exchange gives notice of approval of the Transaction;

         (c) "Business" means the corporate undertaking of the Issuer on completion of the Transaction, which will consist substantially of the corporate undertaking of the Target as presently constituted;

         (d) "Commissions" means the securities commissions or securities regulatory authorities in the Reporting Provinces;

         (e)      "Exchange" means the TSX Venture Exchange;

         (f) "Exchange Policy" means a policy, as amended, contained in the Exchange's Corporate Finance Manual;

         (g) "Exchange Reverse Take-Over Policies" means the Exchange Policies pertaining to reverse take-overs;

         (h) "Exchange Sponsorship Policies" means the Exchange Policies pertaining to sponsorship;

         (i) "Issuer" has the meaning defined above, and includes any wholly-owned or partially-owned subsidiaries of the Issuer (and will include the Target upon completion of the Transaction);

         (j) "Material Change" has the meaning defined in the Applicable Legislation;

         (k)      "Member" has the meaning defined above;

         (l) "Reports" means any business plans, engineering reports, geological reports, technical reports, valuation opinions or similar documents concerning the Business;

         (m) "Reporting Provinces" means the provinces of British Columbia and Alberta;


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         (n)      "Shares" means common shares in the capital of the Issuer;

         (o)      "Target" has the meaning assigned above; and

         (p)      "Transaction" has the meaning defined in Recital B.

2.       INVESTIGATION BY MEMBER

2.1 The Issuer and the Target must each at all times during normal business hours afford full access to the Member and its authorized representatives to all of their respective properties, books, contracts, commitments and other corporate records, and must furnish the Member with copies thereof and such other information concerning the Business as the Member may request, in order that the Member may undertake an investigation of the Business.

2.2      The Issuer and the Target must each  forthwith  provide the Member with
their  most  recent  audited  financial  statements,   and  unaudited  financial
statements, prepared as of a date satisfactory to the Member.

2.3 The Issuer or Target, as the case may be, must forthwith provide the Member with:

         (a) a draft disclosure document appropriate to the Transaction and any financing which may be contemplated to be undertaken concurrently therewith (e.g., a prospectus, filing statement or management proxy circular);

         (b) fully completed and executed personal information forms in Form 2A (as found in the Exchange's Corporate Finance Manual) for all proposed directors and officers of the Issuer on completion of the Transaction;

         (c) copies of all Reports which are available, in final form or in draft if such Reports have not been finalized; and

         (d)      copies of all material contracts to which it is a party.

2.4 Upon conclusion of its investigation, the Member must give notice to the Issuer whether it has decided to act as the Issuer's sponsor with regard to the Transaction.

3.       SPONSORSHIP DUTIES

3.1 The Member will complete the preliminary due diligence required by the Member to determine whether it will act as sponsor with regard to the transaction (the "Preliminary Due Diligence").

3.2      Upon completing the Preliminary Due Diligence, the Member will either:

         (a) give notice to the Issuer that it has decided not to act as the Issuer's sponsor with regard to the Transaction (the "Rejection Notice"); or



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         (b)      provide the Issuer with notice  indicating  to the Issuer that it has decided to act as the Issuer's sponsor with regard to the Transaction, subject to the Member determining that it is satisfied with the results arising from the remainder of the Member's due diligence.

3.3 Upon accepting the sponsorship role, the Member will undertake the sponsorship duties prescribed by the Exchange Sponsorship Policies relating to the sponsorship (the "Sponsorship Duties") and will execute such Sponsorship Duties until the close of business on the Approval Date, unless this responsibility is terminated earlier by either the Member or the Issuer in accordance with the Sections of this Agreement dealing with termination (the "Sponsorship Term").

3.4 The Member, in its sole discretion may hire any consultant, expert or business valuator (the "Consultant") which the Member deems necessary in order to perform the due diligence required by the Exchange Sponsorship Policies and the Issuer agrees to pay all reasonable fees and expenses incurred by the Member in connection with the Consultant.

3.5 This Agreement is effective from the reference date of this Agreement until such time it is terminated, either by the fulfilment of all duties and obligations of each of the parties hereunder, by the issuance of a Rejection Notice by the Member or pursuant to the Sections of this Agreement which deal with termination of this Agreement.

3.6 Regardless of the manner in which this Agreement is terminated, the obligations of the Issuer outlined in the Sections of this Agreement dealing with the payment of the Fee and Expenses, the Indemnities and the Right of First Refusal (all of which are defined in this Agreement) will continue in full force until such time as these obligations are satisfied.

4.       FEE

4.1 The Issuer will pay to the Member a fee of $35,000 (plus G.S.T.) (the "Fee") in consideration of the Member acting as the Issuer's sponsor with regard to the Transaction, payable:

         (a)      as  to  50%,  which  portion  will  be  non-refundable,   upon
                  execution of this Agreement; and

         (b)      as to 50%  upon  provision  by  the  Member  of a  preliminary
                  Sponsor  Report  (as  defined  in  the  Exchange   Sponsorship
                  Policies) to the Exchange.

4.2 The Fee is subject to an increase to $50,000 plus G.S.T. if the Exchange requires the Member to certify a disclosure document.

4.3 The Issuer will also pay the Member a monthly work fee (the "Work Fee") of $5,000 per month plus G.S.T. commencing September 1, 2005 and continuing on a monthly basis on the 1st of each successive month until the Member's services are no longer required.

4.4      The Member's G.S.T. Number is 133567545.


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4.5      The Issuer's obligation to pay the Fee survives the termination of this
Agreement.

5.       COVENANTS OF THE ISSUER AND THE TARGET

5.1 If, during the Sponsorship Term, a Material Change in the assets, liabilities (contingent or otherwise), business, operations or capital of the Issuer or the Target should occur, or is anticipated or threatened, the Issuer or the Target, as the case may be, must promptly notify the Member, in writing, of the full particulars of the change.

5.2 If the Issuer or the Target is not certain as to whether a Material Change has occurred, the Issuer or the Target, as the case may be, must promptly notify the Member, in writing of the full particulars of the event giving rise to the uncertainty, and must consult with the Member as to whether such event constitutes a Material Change.

5.3      During the  Sponsorship  Term,  the  Issuer  and the  Target  must each
promptly  provide  the  Member  with  copies  of  all  Reports   forthwith  upon
preparation or receipt of the same.

5.4 During the Sponsorship Term, the Issuer must promptly notify the Member of:

         (a) any proposed Change of Business (as defined in the Exchange Policies) of the Issuer;

         (b) any proposed Fundamental Acquisition (as defined in the Exchange Policies) of the Issuer;

         (c) any proposed Change of Control (as defined in the Exchange Policies) of the Issuer;

         (d) any proposed Change of Management (as defined in the Exchange Policies) of the Issuer;

         (e) any other proposed transaction of the Issuer that constitutes an element of a Reverse Take-Over (as defined in the Exchange Policies); and

         (f)      any  proposed  sale  or  other   disposition  of  any  of  the
                  outstanding shares in the capital of any subsidiaries wholly or partially owned by the Issuer or the Target.

forthwith upon the proposal of such change, issuance, sale or other disposition.

5.5 During the Sponsorship Term, the Issuer must promptly notify the Member of any proposed change to the constitution of the board of directors of the Issuer, or to the membership of senior management of the Issuer. The Issuer must promptly notify the Member, in writing, of any resignations, terminations or departures of any of its directors or senior management.

5.6 During the Sponsorship Term, the Issuer must provide the Member with copies of all financial statements, press releases, promotional materials, material change reports, materials prepared in connection with the Issuer's annual general meeting and any other general meetings of shareholders, annual reports, and financial statements prepared by or for the Issuer, promptly after their preparation or receipt.


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5.7      During the Sponsorship Term, the Issuer must, at least 10 business days before the deadline, notify the Member of any circumstances where the Issuer does not expect to comply with a filing deadline imposed by the Exchange or the Commissions.

5.8 The Issuer and the Target must each at all times use their reasonable best efforts to assist the Member in carrying out its Sponsorship Duties.

5.9 The Issuer acknowledges that it has appointed Nick DeMare as its officer responsible for carrying out its obligations to the Member hereunder, and agrees that the Member may direct and address all inquiries and submit all notices hereunder, to the attention of Nick DeMare.

5.10 The Target acknowledges that it has appointed Douglas Turnbull as its officer responsible for carrying out its obligations to the Member hereunder, and agrees that the Member may direct and address all inquiries, and submit all notices hereunder, to the attention of Douglas Turnbull.

5.11 Nothing in this Agreement is to be construed as a fetter on the discretion of the directors of the Issuer or the Target.

5.12 All information relating to the Issuer and the Target provided by the Issuer and the Target to the Member must be directed to the corporate finance department of the Member, and neither the Issuer nor the Target will disclose to any other person associated with the Member any information relating to the Issuer or the Target which is not publicly available.

6.       ACKNOWLEDGEMENTS OF ISSUER AND TARGET

6.1 The Issuer and the Target each acknowledge that the Member has informed the Issuer, the Target and their respective directors and management of their responsibilities concerning continuous and timely disclosure under Applicable Legislation, and in particular, without limitation, of the Issuer's responsibility to issue a press release, and file a material change report, in the event of a Material Change in the business, operations, assets or ownership of the Issuer. The Issuer and the Target each further acknowledge in this regard that they have been made aware by the Member of the services offered by commercial news disseminators.

6.2 The Issuer and the Target each acknowledge that the Member has advised the Issuer, the Target and their respective directors about the Exchange's on-going requirements concerning the minimum distribution of Shares on completion of the Transaction.

7.       REPRESENTATIONS AND WARRANTIES OF THE ISSUER AND THE TARGET

7.1 The Issuer and the Target each severally warrant and represent to the Member, and acknowledge that the Member has relied on such warranties and representations in entering into this Agreement, that:


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         (a)      the responses in all personal  information  forms completed by its directors and senior management personnel and to be provided to the Member pursuant to this Agreement will be accurate and complete;

         (b) the descriptions of its assets and liabilities set out in its balance sheets, including the notes thereto, to be provided to the Member will be true and correct, will accurately and fairly present its financial position and condition as at the dates thereof, will reflect all liabilities (absolute, accrued, contingent or otherwise) as at the dates thereof and will be prepared in accordance with generally accepted accounting principles, applied on a consistent basis;

         (c) its statements of earnings, retained earnings and changes in financial position, including the notes thereto, to be provided to the Member will in each case accurately and fairly present the results of operations for the periods covered thereby and will be prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout such periods;

         (d) its financial position as at the date hereof is no less favourable than that disclosed in the most recent balance sheets provided to the Member;

         (e) the information concerning the Business which will be provided to the authors of the Reports will be accurate, complete and fair, and the Reports, to the best of its knowledge, will be fair and accurate in all particulars;

         (f) to the extent that they are required to do so, the authors of the Reports will possess all of the qualifications required by the Exchange and the Commissions of authors of such reports;

         (g) the information contained in the sources and uses of funds statements to be provided to the Member hereunder will be accurate and complete;

         (h) the execution of this Agreement does not and will not conflict with, and does not and will not result in a breach of, or constitute a default under, any agreement or instrument to which it is a party, or by which it is bound, or the terms of its incorporating documents;

         (i) the execution of this Agreement has been authorized by all necessary corporate action on its part;

         (j)      as of the date hereof:

                  (i)      there has not been any Material Change in its assets,
                           liabilities   or  obligations   (absolute,   accrued,
                           contingent or otherwise);

                  (ii) there has not been any Material Change in its capital or long-term debt;

                  (iii)    there  has  not  been  any  Material  Change  in  its
                           business   prospects,    condition    (financial   or
                           otherwise) or the results of its operations;


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                                      -8-


                  from those disclosed in the most recent financial statements provided to the Member of which the Member has not been notified;

         (k) since the date of the most recent financial statements provided to the Member, it has carried on business in the ordinary course;

         (l) it is duly registered and licensed to carry on business in the jurisdictions which it carries on business or owns property;

         (m) no order suspending the sale of or ceasing the trading in any of its securities has been issued and not rescinded, revoked or withdrawn by any securities commission, regulatory authority or stock exchange in any jurisdiction, and no proceedings for that purpose have been instituted or are pending or are, to the knowledge of its directors or senior management, contemplated or threatened by any securities commission, regulatory authority or stock exchange; and

         (n) no enquiry or investigation, formal or informal, in relation to it or its directors or senior management, has been commenced or threatened by any official or officer of any securities commission, regulatory authority or stock exchange.

7.2 The Issuer represents and warrants to the Member, and acknowledges that the Member has relied on such representations and warranties in entering into this Agreement, that it has no subsidiaries.

7.3 The Target represents and warrants to the Member, and acknowledges that the Member has relied upon such representations and warranties in entering into this Agreement, that it has no subsidiaries.

7.4 The Issuer and the Target severally and respectively represent and warrant that the representations and warranties of the Issuer and the Target set forth herein will continue to be true and accurate throughout the term of this Agreement, and the Issuer and the Target will promptly provide written notice to the Member if the Issuer or Target become aware that any of their respective representations or warranties set forth in the above Subsection is or becomes not true and accurate.

8.       INDEMNITIES

8.1 The Issuer will indemnify and save harmless the Member, and each director, officer, employee or agent of the Member (collectively, the "Indemnified Parties"), from and against all losses, claims, damages, liabilities, costs or expenses caused by the Issuer, or incurred by the Indemnified Party, arising or resulting from any breach by the Issuer of any of the terms of this Agreement (the "Indemnities").

8.2 The Target will indemnify and save harmless the Indemnified Parties, from and against all losses, claims, damages, liabilities, costs or expenses caused by the Target, or incurred by the Indemnified Party, arising or resulting from any breach by the Target of any of the terms of this Agreement.


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8.3      If any  action or claim is  brought  against  an  Indemnified  Party in respect of which indemnity may be sought from the Issuer or the Target pursuant to this Agreement, the Indemnified Party will promptly notify the Issuer or the Target, as the case may be, in writing.

8.4 The Issuer or the Target, as the case may be, will assume the defence of the action or claim, including the employment of counsel and the payment of all expenses.

8.5 The Indemnified Party will have the right to employ separate counsel, and the Issuer or the Target, as the case may be, will pay the fees and expenses of such counsel.

8.6 The Indemnities provided for in this Section will not be limited or otherwise affected by any other indemnity obtained by the Indemnified Party from any other person in respect of any matters specified in this Agreement and will continue in full force and effect until all possible liability of the Indemnified Party arising out of this Agreement has been extinguished by the operation of law.

8.7 If indemnification under this Agreement is found in a final judgment (not subject to further appeal) by a court of competent jurisdiction not to be available for reason of public policy, the Issuer, the Target and the Indemnified Parties will contribute to the losses, claims, damages, liabilities or expenses (or actions in respect thereof) for which such indemnification is held unavailable in such proportion as is appropriate to reflect the relative benefits to and fault of the Issuer and the Target, on the one hand, and the Indemnified Parties on the other hand, in connection with the matter giving rise to such losses, claims, damages, liabilities or expenses (or actions in respect thereof). No person found liable for a fraudulent misrepresentation (within the meaning of the Applicable Legislation) will be entitled to contribution from any person who is not found liable for such fraudulent misrepresentation.

8.8 To the extent that any Indemnified Party is not a party to this Agreement, the Member will obtain and hold the right and benefit of this Section in trust for and on behalf of such Indemnified Party.

9.       RIGHT OF FIRST REFUSAL

9.1 The Issuer will notify the Member of the terms of any equity financing that it requires or proposes to obtain during the term of this Agreement and for one year from the Approval Date (the "Notice"), and the Member will have the right of first refusal to provide any such financing (the "Right of First Refusal").

9.2 The Right of First Refusal must be exercised by the Member within 15 days following the receipt of the Notice (the "Exercise Period") by notifying the Issuer that it will provide the financing on the terms set out in the notice.

9.3 If the Member fails to give notice within the time provided for in the Exercise Period, the Issuer will then be free to make other arrangements to obtain the financing from another source on the same terms or on terms no less favourable to the Issuer.


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9.4      The Member's  Right of First  Refusal will not terminate if, on receipt of any notice from the Issuer under this Section, the Member fails to exercise the right.

9.5 The Right of First Refusal granted under this Section survives the termination of this Agreement and terminates either 12 months from the Approval Date or 12 months from the termination date, whichever is earlier.

10.      TERMINATION

10.1 The Member may terminate its Sponsorship Duties, resign as a sponsor and terminate its obligations under this Agreement if:

         (a) an adverse Material Change (actual, anticipated or threatened) in the assets, liabilities (contingent or otherwise), business operations or capital of the Issuer or the Target should occur;

         (b) any order is made suspending trading in the Shares on the Exchange, or any order to cease or suspend trading in the Shares or other securities of the Issuer or the Target is made pursuant to any of the Applicable Legislation or is made by any other regulatory authority, and is not rescinded, revoked or withdrawn within 30 days of the making thereof;

         (c) any enquiry or investigation (whether formal or informal) in relation to the Issuer or the Issuer's or the Target's directors or senior management, is commenced or threatened by an officer or official of any securities regulatory authority in Canada or by any officer or official of any other competent authority;

         (d) the Issuer or the Target are at any time in breach of any of the material terms of this Agreement;

         (e) the Issuer or the Target determines to make a Fundamental Change (as defined in the Exchange Policy) to which the Member has notified the Issuer in writing it objects;

         (f) the Member, as a result of conducting the due diligence required by the Exchange Sponsorship Policies, determines that it is not satisfied with the results of such due diligence; or

         (g) the Member determines that any representation or warranty made by the Issuer or the Target in this Agreement is false or has become false.

10.2 The Member may give notice of any termination by notice in writing to the Issuer and the Target. Notwithstanding the giving of any notice of termination under this Agreement, the Issuer will promptly after the notice pay all reasonable expenses and fees as provided for in the Sections of this Agreement dealing with the Fee and Expenses of the Member and incurred up to the time of the giving of such notice.


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10.3     The Issuer and the Target  acknowledge  and agree  that,  if the Member terminates this Agreement, the Member will comply with all applicable provisions of the Exchange Sponsorship Policies relating to termination, including the filing of a letter explaining the termination with the Exchange. In such event, the Member may disclose to the Exchange such information concerning the Issuer or the Target as the Member in its sole discretion considers to be necessary to fulfill its obligations to the Exchange and the requirements of the Exchange Sponsorship Policies, including information which the Issuer or the Target has disclosed to the Member on a privileged or confidential basis.

10.4 The rights of the Member to terminate its obligations under this Agreement are in addition to such other remedies as it may have in respect of any default, misrepresentation, act or failure of the Issuer or the Target in respect of any of the matters contemplated by this Agreement.

10.5 The Issuer or the Target may dismiss the Member as its sponsor upon giving 10 days written notice to the Member, however the obligations of the Issuer or the Target outlined in the Sections of this Agreement dealing with the payment of the Fees and Expenses, the Indemnities and the Right of First Refusal will continue in full force until such time as these obligations are satisfied.

11.      EXPENSES OF MEMBER

11.1 The Issuer will pay all of the expenses reasonably incurred by the Member in connection with the transactions contemplated by this Agreement and the Sponsorship Duties, including, without limitation, the fees and expenses of any solicitors retained by the Member in connection with the transactions contemplated by this Agreement and the Sponsorship Duties and the fees and expenses of any Consultant retained by the Member in connection with the performance of its Sponsorship Duties (the "Expenses").

11.2 The Member acknowledges the receipt of $10,000 as a deposit against such Expenses.

11.3 The Issuer will pay the Expenses even if the transactions contemplated by this Agreement are not completed or this Agreement is terminated, unless the failure of acceptance or completion or the termination is the result of a breach of this Agreement by the Member.

11.4 The Member may, from time to time, render accounts for the Expenses to the Issuer for payment on the dates set out in such accounts.

11.5 The Issuer's covenant to pay the Expenses shall survive termination of this Agreement.

12.      NOTICE

12.1 Any notice under this Agreement will be given in writing and must be delivered, sent by fax or mailed by prepaid post and addressed to the party to which notice is to be given at the address indicated above, or at another address designated by such party in writing.


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                                      -12-


12.2 If notice is sent by fax or is delivered, it will be deemed to have been given at the time of transmission or delivery.

12.3 If notice is mailed, it will be deemed to have been received 48 hours following the date of mailing of the notice.

12.4 If there is an interruption in normal mail service due to strike, labour unrest or other cause at or prior to or within 48 hours of the time a notice is mailed the notice will be sent by fax or will be delivered.

12.5 All notices to the Issuer or the Target shall be sent to the attention of Nick DeMare and Douglas Turnbull, respectively.

13.      TIME

Time is of the essence of this Agreement and will be calculated in accordance with the provisions of the INTERPRETATION ACT (British Columbia).

14.      LANGUAGE

Wherever a singular or masculine expression is used in this Agreement, that expression is deemed to include the plural, feminine or the body corporate where required by the context.

15.      ENTIRE AGREEMENT

This Agreement constitutes the entire agreement and supersedes any other previous agreement between the parties with respect to the Transaction and there are no other terms, conditions, representations or warranties whether express, implied, oral or written by the Member or the Agent.

16.      COUNTERPARTS

This Agreement may be executed in two or more counterparts and delivered by fax. Each executed counterpart will be deemed to be an original and all of them will constitute one agreement, effective as of the reference date given above.

17.      HEADINGS

The headings in this Agreement are for convenience of reference only and do not affect the interpretation of this Agreement.

18.      ENUREMENT

This Agreement enures to the benefit of and is binding on the parties to this Agreement and their successors.


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                                      -13-


19.      LAW

This Agreement is governed by the law of British Columbia, and the parties hereto irrevocably attorn and submit to the jurisdiction of the courts of British Columbia with respect to any dispute related to this Agreement.

                              CANACCORD CAPITAL CORPORATION

                              Per:  /s/ Peter Brown
                                    -------------------------------------------
                                    Authorized Signatory
                              Per:
                                    -------------------------------------------
                                    Authorized Signatory

                              BARADERO RESOURCES LIMITED

                              Per:  /s/  Nick DeMare
                                    -------------------------------------------
                                    Authorized Signatory
                              Per:
                                    -------------------------------------------
                                    Authorized Signatory

                              CENTRASIA MINING CORP.

                              Per:   /s/ Douglas Turnbull
                                    -------------------------------------------
                                    Authorized Signatory
                              Per:
                                    -------------------------------------------
                                    Authorized Signatory





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